                                                                               .
                                                                               .
                                                                               .
                                                                     EXHIBIT 8.1

                                                                                         SHARE
                                                                         ------------------------------------
      Name and registered office                                         indirect        direct         Group
      --------------------------                                         --------        ------        ------
                                                                             %              %             %
1.    Consolidated subsidiaries of Deutsche Telekom AG

      1.  T-Mobile Deutschland GmbH, Bonn                                   100.00                     100.00

      2.  GMG Generalmietgesellschaft mbH, Munster                                       100.00        100.00

      3.  DeTeMedien, Deutsche Telekom Medien GmbH,
          Frankfurt/Main                                                                 100.00        100.00

      4.  T-Systems CSM GmbH, Darmstadt                                     100.00                     100.00

      5.  DeTeLine Deutsche Telekom Kommunikationsnetze
          GmbH, Berlin                                                                   100.00        100.00

      6.  T-Mobile (UK) Pension Trustee Limited, Borehamwood                100.00                     100.00

      7.  Mediaone International B.V., Eindhoven                            100.00                     100.00

      8.  DeTeAssekuranz - Deutsche Telekom
          Assekuranzvermittlungsgesellschaft mbH, Monheim                                100.00        100.00

      9.  Infonet Network Services Deutschland GmbH,
          Frankfurt/Main                                                     82.00                      82.00

     10.  Kabel Deutschland Beteiligungsgesellschaft mbH,
          Bonn                                                              100.00                     100.00

     11.  T-Data Gesellschaft fur Datenkommunikation mbH,
          Bonn                                                                           100.00        100.00

     12.  T-Systems Multimedia Solutions GmbH, Dresden                      100.00                     100.00

     13.  T-Online International AG, Darmstadt                                            71.90         71.90

     14.  MagyarCom Holding GmbH, Bonn                                                   100.00        100.00

     15.  T-Venture Holding GmbH, Bonn                                                   100.00        100.00

     16.  SAF-Servicegesellschaft fur automatisierten
          Forderungseinzug mbH, Heidelberg                                               100.00        100.00

     17.  TKS Telepost Kabel-Service Kaiserslautern
          Beteiligungs-GmbH, Kaiserslautern                                 100.00                     100.00

     18.  TKS Telepost Kabel-Service Kaiserslautern GmbH &
          Co. KG, Kaiserslautern                                            100.00                     100.00

     19.  Deutsche Kabel Services Verwaltungs GmbH, Bonn                    100.00                     100.00

     20.  Kabel Berlin Beteiligungs GmbH, Bonn                              100.00                     100.00

     21.  DeTeKabelService Rheinland Beteiligungs-GmbH i.L.,
          Bonn                                                              100.00                     100.00

     22.  DeTeKabelService Hamburg Beteiligungs-GmbH i.L.,
          Hamburg                                                           100.00                     100.00

     23.  MOBIMAK A.D., Skopje                                              100.00                      26.23

     24.  Abwicklungsgesellschaft Kabelsysteme Verwaltungs-
          GmbH, Bonn                                                        100.00                     100.00

     25.  Abwicklungsgesellschaft Kabelsysteme GmbH & Co.
          KG i.L., Erkrath                                                  100.00                     100.00

                                                                         Seite 1

                                                                                         SHARE
                                                                         ------------------------------------
      Name and registered office                                         indirect        direct         Group
      --------------------------                                         --------        ------        ------
                                                                             %              %             %
     26.  SolvenTec GmbH, Hannover                                                       100.00        100.00


     27.  Atypisch stille Beteiligung an der SolvenTec GmbH,
          Hannover                                                                       100.00        100.00

     28.  T-Systems USA, Inc., New York                                  100.00                        100.00

     29.  T-Systems Canada, Inc., Toronto                                100.00                        100.00

     30.  GTE Wireless Cincinnati, LLC, Bellevue                         100.00                        100.00

     31.  DFMG, Deutsche Funkturm GmbH, Munster                           16.67           83.33        100.00

     32.  T-Systems Japan K.K., Tokyo                                    100.00                        100.00

     33.  BCN Communications LLC, Bellevue                               100.00                        100.00

     34.  Deutsche Telekom Holding B.V., Amsterdam                                       100.00        100.00

     35.  Deutsche Telekom International Finance B.V.,
          Amsterdam                                                                      100.00        100.00

     36.  Cmobil B.V., Amsterdam                                         92.136                        92.136

     37.  Matav Magyar Tavkozlesi Rt., Budapest                           59.49                         59.49



     38.  MATAVcom Kommunicacios Rendszereket Szolgaltato
          Kft., Budapest                                                 100.00                         59.49

     39.  Elso Pesti Telefontarsasag Rt., Budapest                        93.72                         57.83
                                                                           3.48

     40.  Investel Magyar Tavkozlesi Befektetesi Rt., Budape              52.51                         59.49
                                                                          47.49

     41.  ProMoKom Rt., Budapest                                          99.53                         59.49
                                                                           0.47

     42.  CLUB INTERNET SAS, Paris                                        99.90                         71.76

     43.  Pestor Kft., Kistarcsa                                         100.00                         59.49

     44.  Balatel Telekommunikacios Szolgaltato Rt., Siofok               96.63                         57.49

     45.  Telemacedonia A.D., Skopje                                      88.03                         52.37

     46.  WESTEL Mobil Tavkozlesi Rt., Budapest                          100.00                         59.49

     47.  WESTEL Radiotelefon Kft., Budapest                             100.00                         59.49

     48.  Tele-Data Tavkozlesi Adatfeldolgozo es
          Hirdetesszervezo Kft., Budaors                                  50.99                         30.33

     49.  ROMBRANDT Multimedia Alkotohaz Kft., Budapest                   99.09                         58.95

     50.  DeTe Immobilien, Deutsche Telekom Immobilien und
          Service GmbH, Munster                                                          100.00        100.00

     51.  TELECASH Kommunikations-Service GmbH, Stuttgart                100.00                        100.00

     52.  Egertel Telefon Rt., Eger                                      100.00                         59.49

     53.  ONPAY LIMITED, London                                          100.00                        100.00

     54.  MATAVor Kft, Budapest                                           99.81                         59.49
                                                                           0.19

     55.  CARDNET Rt., Budapest                                           72.00                         42.83

                                                                         Seite 2

                                                                                         SHARE
                                                                         ------------------------------------
      Name and registered office                                         indirect        direct         Group
      --------------------------                                         --------        ------        ------
                                                                             %              %             %
     56.  Axelero Internet Rt., Budapest                                 100.00                         59.49

     57.  Kabel Deutschland GmbH, Bonn                                                   100.00        100.00

     58.  MSG MediaService GmbH, Munich                                  100.00                        100.00

     59.  BCN Kommunikacios Halozati Tervezo es Szolgaltato
          Kft., Budapest                                                 100.00                         59.49

     60.  X-byte Kft., Budapest                                           99.00                         59.49
                                                                           1.00

     61.  Veritel Kft., Budapest                                          80.00                         47.59

     62.  Alarm Monitoring Tavfelugyeleti Szolgaltato Kft.,
          Miskolc                                                        100.00                         59.49

     63.  CAP Customer Advantage Program GmbH, Bonn                                       51.00         51.00

     64.  T-Mobile Austria GmbH, Vienna                                  100.00                        100.00

     65.  T-Mobile Billing & Service GmbH, Vienna                        100.00                        100.00

     66.  DeTeAsia Holding GmbH, Bonn                                                    100.00        100.00

     67.  T-Systems Nova GmbH, Bonn                                      100.00                        100.00

     68.  Niedermeyer GmbH, Vienna                                       100.00                        100.00

     69.  Erste DFMG Deutsche Funkturm Vermogens-GmbH & co.
          KG, Munster                                                                                  100.00

     70.  DeTeFleetServices GmbH, Bonn                                                   100.00        100.00

     71.  Omnipoint Philadelphia-E. Lancaster E License,
          LLC, Bellevue                                                  100.00                        100.00

     72.  T-MOBILE- MOBILE CONSUMER SERVICES LIMITED, London             100.00                        100.00

     73.  Deutsche Telekom CardService GmbH, Nuremberg                                   100.00        100.00

     74.  T-Systems SIRIS S.A.S., Paris                                  100.00                        100.00

     75.  SafeCom Rt., Budapest                                           95.00                         59.49
                                                                           5.00

     76.  Erste ImmoCom Verwaltungs GmbH & Co.
          Stephanstrasse  Liegenschafts KG,
          Frankfurt/Main                                                                 100.00        100.00

     77.  Zweite Immocom Verwaltungs GmbH & Co.
          Kronenstrasse  Liegenschafts KG,
          Frankfurt/Main                                                 94.50             5.50        100.00

     78.  NAB Nordamerika Beteilligungs Holding GmbH, Bonn                               100.00        100.00

     79.  T-Mobile Holdings Limited, Borehamwood                         100.00                        100.00

     80.  YACOM TRAVEL MARKETS, S.L., Madrid                             100.00                         71.90

     81.  Tavmunka Koordinacios Kozhasznu Tarsasag, Budapest              67.00                         39.86

     82.  T-Mobile No. 1 Limited, Borehamwood                            100.00                        100.00

     83.  T-Mobile No. 2 Limited, Borehamwood                            100.00                        100.00

     84.  T-Mobile No. 4 Limited, Borehamwood                            100.00                        100.00

     85.  T-Mobile No. 5 Limited, Borehamwood                            100.00                        100.00


                                                                         Seite 3

                                                                                         SHARE
                                                                         ------------------------------------
      Name and registered office                                         indirect        direct         Group
      --------------------------                                         --------        ------        ------
                                                                             %              %             %
     86.  T-Mobile (UK) Limited, Borehamwood                                50.00                      100.00
                                                                            50.00

     87.  MATAVKabelTV Kft, Budapest                                        83.61                       59.49
                                                                            16.39

     88.  OBUDA TELEVIZIO Kft., Budapest                                    33.00                       59.49
                                                                            67.00

     89.  Marketline Rt., Budapest                                          52.00                       30.94

     90.  DeTeKabelService Hessen Beteiligungs-GmbH, Bonn                  100.00                      100.00

     91.  One 2 One Personal Communications Limited, London                100.00                      100.00

     92.  Kabel Rheinland-Pfalz Beteiligungs GmbH, Bonn                    100.00                      100.00

     93.  Kabel Hamburg Beteiligungs GmbH, Bonn                            100.00                      100.00

     94.  Kabel Niedersachsen Beteiligungs GmbH, Bonn                      100.00                      100.00

     95.  Kabel Bayern Beteiligungs GmbH, Bonn                             100.00                      100.00

     96.  Kabel Sachsen Beteiligungs GmbH, Bonn                            100.00                      100.00

     97.  I.T.E.N.O.S. International Telecom Network
          Operation Services GmbH, Bonn                                    100.00                      100.00

     98.  YACOM TRAVEL, S.L., Madrid                                       100.00                       71.90

     99.  ORBIT, Gesellschaft fur Applikations- und
          Informationssysteme GmbH, Bonn                                    80.00                       80.00

     100. T-Mobile International AG, Bonn                                                 100.00       100.00

     101. TISZANET Internet Szolgaltato Rt., Szeged                         99.98                       59.48

     102. T-Mobile (UK) Retail Limited, Slough                             100.00                      100.00

     103. T-ONLINE FRANCE SAS, Paris                                        99.90                       71.83

     104. T-Mobile International UK Ltd., London                           100.00                      100.00

     105. One 2 One Limited., Borehamwood (GB)                             100.00                      100.00

     106. PRAGONET, a.s., Prague                                            51.01                       51.01

     107. Slovenske Telekomunikacie, a.s., Bratislava                                      51.00        51.00

     108. T-Mobile International GmbH, Vienna (Austria)                    100.00                      100.00

     109. YACOM INTERNET FACTORY, S.A.,  Madrid                            100.00                       71.90

     110. Smaragd Telekommunikationsdienste GmbH, Bonn                     100.00                      100.00

     111. Terravista.pt S.A., Paco de Arcos                                100.00                       71.90

     112. Gabrielle 17 GmbH, Frankfurt/Main                                100.00                       59.49

     113. TELIN Telekommunikacios Kft., Szeged                              51.00                       30.34

     114. T-Motion Limited, London                                         100.00                      100.00

     115. T-Systems MultiLink SA, Vernier                                  100.00                      100.00

     116. Atrada Trading Network AG, Nuremberg                             100.00                       71.90


                                                                         Seite 4

                                                                                       SHARE
                                                                       --------------------------------------
      Name and registered office                                       indirect        direct           Group
      --------------------------                                       --------        ------          ------
                                                                           %              %               %
     117. T-Online ch.AG, Zurich                                       100.00                           71.90

     118. daybyday media GmbH, Hamburg                                 100.00                           71.90

     119. T-Online.at Internet Service GmbH, Vienna                    100.00                           71.90

     120. Compendo GmbH, Nuremberg                                     100.00                           71.90

     121. Atrada Trading Network Limited, London                       100.00                           71.90

     122. Kabel Berlin/ Brandenburg GmbH & Co. KG, Berlin              100.00                          100.00

     123. Kabel Berlin/ Brandenburg Verwaltungs-GmbH,
          Berlin                                                       100.00                          100.00

     124. Omnipoint Boston Area DE License, LLC, Bellevue              100.00                          100.00

     125. T-Systems International  GmbH, Frankfurt/Main                                100.00          100.00

     126. T-Systems Magyarorszag Kft., Budapest                         99.95                          100.00
                                                                         0.05

     127. T-Systems IT Services Nord GmbH, Hannover                    100.00                          100.00

     128. T-Systems Czech s.r.o., Prague                               100.00                          100.00

     129. T-Systems Polska Sp.z o.o., Wroclaw (Poland)                 99.315                          100.00
                                                                        0.685

     130. HMT Informations Systeme GmbH, Feldkirchen                   100.00                          100.00

     131. T-Systems Training GmbH, Leinfelden-
          Echterdingen                                                 100.00                          100.00

     132. T-Systems ITS France S.A.S., Lyon (France)                   100.00                          100.00

     133. T-Systems Limited, Milton Keynes
          (Great Britain)                                              100.00                          100.00

     134. BEN Nederland Klantenservice, The Hague                      100.00                          100.00

     135. T-Systems CSS GmbH, Aachen                                   100.00                          100.00

     136. T-Systems Nederland B.V., Vianen (Netherlands)               100.00                          100.00

     137. Polpager Sp. z.o.o., Warsaw                                  100.00                          100.00

     138. T-Systems BV GmbH, Leinfelden-Echterdingen                   100.00                          100.00

     139. T-Systems IT Services Sudwest GmbH, Stuttgart                100.00                          100.00

     140. T-Systems IT Services GmbH, Dusseldorf                       100.00                          100.00

     141. T-Systems SFH GmbH, Dusseldorf                               100.00                          100.00

     142. Soleri S.A., Lyon                                             93.28                           93.28

     143. T-Systems SFI GmbH, Berlin                                   100.00                          100.00

     144. T-Systems GEI GmbH, Aachen                                   100.00                          100.00

     145. ID Bremen GmbH, Bremen                                        49.90                           49.90

     146. Diebold Deutschland GmbH, Eschborn                           100.00                          100.00


                                                                         Seite 5

                                                                                      SHARE
                                                                      ------------------------------------
      Name and registered office                                      indirect        direct         Group
      --------------------------                                      --------        ------        ------
                                                                          %             %              %
147.  T-Systems PCM AG, Feldkirchen                                    100.00                       100.00

148.  Emitel Tavkozlesi Rt., Szeged                                    100.00                        59.49

149.  Cook Inlet/VS GSM IV PCS Holdings, LLC, Bellevue                 100.00                       100.00

150.  FairPhone Telekommunikations GmbH i.L., Berlin                    74.90                        74.90

151.  SCS Personalberatung GmbH, Hamburg                               100.00                       100.00

152.  T-Systems Belgium NV, Zaventem (Belgium)                          99.35                       100.00
                                                                         0.65

153.  T-Systems DDM GmbH, Stuttgart                                    100.00                       100.00

154.  T-Systems Solutions for Research GmbH, Wessling                   74.90                        74.90

155.  T-Online Travel AG, Weiterstadt                                   75.10                        54.00

156.  Noah Telekommunikationsdienste GmbH, Bonn                                       100.00        100.00

157.  T-Systems Schweiz AG, Langenthal (Switzerland)                   100.00                       100.00

158.  BEN Nederland B.V., The Hague                                    100.00                       100.00

159.  T-Systems Danmark A/S, Hillerod (Denmark)                        100.00                       100.00

160.  T-Systems ITC Services Espana S.A., Alcobendas
      (Madrid)                                                         100.00                       100.00

161.  T-Systems IT & Telecom Solutions South Africa (Pty)
      Limited, Midrand (South Africa)                                   85.00                        85.00

162.  T-Systems do Brasil Ltda., Sao Paulo (Brazil)                    99.999                       100.00
                                                                        0.001

163.  T-Systems Inc., Delaware (USA)                                   100.00                       100.00

164.  T-Systems Italia S.p.A., Milan (Italy)                           100.00                       100.00

165.  Soleri- Cigel Quest S.A., Lyon                                    99.94                        93.22

166.  Soficonseil S.A., Nanterre                                        65.40                        61.01

167.  IMA Informatique S.A., Lyon                                       99.99                        93.27

168.  Acor Informatique S.A., Lyon                                      99.99                        93.27

169.  NX Technologies S.A., Lyon                                        99.92                        93.21

170.  Cometel S.A., Lyon                                                99.99                        93.27

171.  Synertech S.A., Lyon                                              50.00                        93.25
                                                                        49.97

172.  Soleri Iberica, Barcelona                                        100.00                        93.28

173.  T-Systems UNISOFTWARE Kft., Budapest                              90.00                        90.00

174.  T-Systems Dataware Kft., Budapest                                100.00                       100.00

175.  T-Systems CS AG, Bruttisellen (Switzerland)                      100.00                       100.00

176.  t-info GmbH, Munich                                              100.00                        71.90

177.  D&E/Omnipoint Wireless Joint Venture, L.P., Lancaster            100.00                       100.00

178.  T-Systems DTS AG, Basel (Switzerland)                            100.00                       100.00

                                                                         Seite 6

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
                                                                                         SHARE
                                                                         ------------------------------------
      Name and registered office                                         indirect        direct         Group
      --------------------------                                         --------        ------        ------
                                                                             %              %             %
179.  T-Systems Eltec S.A., Barcelona                                     100.00                       100.00

180.  T-Systems Eltec Seguridad S.A., Barcelona                           100.00                       100.00

181.  T-Systems EYTC, S.A., Bilbao (Spain)                                100.00                       100.00

182.  VIOLA Kabelgesellschaft (Deutschland) mbH, Bonn                      95.00           5.00        100.00

183.  T-Systems Ambra S.L., Madrid                                        100.00                       100.00

184.  T-Systems Solutions (Pty) Limited, Midrand                          100.00                        85.00

185.  Infovan (Pty) Limited, Midrand                                      100.00                        85.00

186.  T-Systems Pty Ltd., Melbourne                                       100.00                       100.00

187.  CIVS IV License Sub I, LLC, Bellevue                                100.00                       100.00

188.  Soleri E.C.L. S.A., Madrid                                          100.00                        93.28

189.  Detecon (Schweiz) AG, Zurich                                        100.00                       100.00

190.  COM Computer Handels- und Werbegesellschaft mbH,
      Feldkirchen                                                         100.00                       100.00

191.  T-Systems Luxembourg S.A., Luxembourg                               100.00                       100.00

192.  Detecon Consulting GmbH, Vienna                                     100.00                       100.00

193.  T-Systems DSS GmbH & Co. KG, Vienna                                 100.00                       100.00

194.  T-Systems Austria GesmbH, Vienna                                    100.00                       100.00

195.  Cook Inlet/VS GSM IV PCS LLC, Bellevue                              100.00                       100.00

196.  Holdco Sp. z.o.o., Warsaw                                           100.00                       100.00

197.  T-Systems Spring Italia S.r.l., Rome                                100.00                       100.00

198.  Compargo Kft., Budapest                                              80.00                        47.59

199.  T-Systems ITC Singapore Pte. Ltd., Singapore                        100.00                       100.00

200.  T-Systems IT Professional Services B.V., Vianen
      (Netherlands)                                                       100.00                       100.00

201.  Atrada Trading Network GmbH, Vienna                                 100.00                        71.90

202.  Sireo Real Estate Asset Management GmbH, Frankfurt/Main                             51.00         51.00

203.  RadioMobil a.s., Prague                                              60.77                        55.99

204.  Ben Nederland Holding B.V., The Hague                               100.00                       100.00

205.  Auto.T-Online GmbH & Co. KG, Stuttgart                               51.00                        36.67

206.  T-Mobile United Kingdom, Borehamwood                                100.00                       100.00

207.  Business Net, Lyon (France)                                         100.00                        93.28

208.  T-Systems Telecomunicacoes e Servicos Ltda., Sao
      Paulo (Brazil)                                                      99.998                      100.000
                                                                           0.002

209.  ATRADA TRADING NETWORK FRANCE SARL, Saint Germain en
      Laye (France)                                                       100.00                        71.83

210.  Stonebridge Communications A.D., Skopje                              86.46                        51.44

                                                                        Seite 7

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                                                                      ------------------------------------
      Name and registered office                                      indirect        direct         Group
      --------------------------                                      --------        ------        ------
                                                                          %             %              %
211.  Kabel Rheinland-Pfalz/Saarland GmbH & Co. KG, Mainz              100.00                       100.00

212.  Kabel Rheinland-Pfalz/Saarland Verwaltungs-GmbH,
      Mainz                                                            100.00                       100.00

213.  Kabel Niedersachsen/Bremen GmbH & Co. KG, Hannover               100.00                       100.00

214.  Kabel Niedersachsen/Bremen Verwaltungs-GmbH,
      Hannover                                                         100.00                       100.00

215.  LUGO Vierundzwanzigste Vermogensverwaltungs-GmbH,
      Bonn                                                             100.00                       100.00

216.  Kabel Deutschland Management Verwaltungs GmbH,
      Dusseldorf                                                       100.00                       100.00

217.  Kabel Bayern GmbH & Co. KG, Nuremberg                            100.00                       100.00

218.  Kabel Bayern Verwaltungs-GmbH, Nuremberg                         100.00                       100.00

219.  Kabel Hamburg/Schleswig-Holstein/Mecklenburg-
      Vorpommern GmbH & Co. KG, Hamburg                                100.00                       100.00

220.  Kabel Hamburg/Schleswig-Holstein/Mecklenburg-
      Vorpommern Verwaltungs-GmbH, Hamburg                             100.00                       100.00

221.  Kabel Sachsen/Sachsen-Anhalt/Thuringen GmbH & Co.
      KG, Leipzig                                                      100.00                       100.00

222.  Kabel Sachsen/Sachsen-Anhalt/Thuringen Verwaltungs-\
      GmbH, Leipzig                                                    100.00                       100.00

223.  Makedonski Telekommunikacii A.D., Skopje                          51.00                        26.23

224.  T-Mobile USA Inc., Bellevue                                      100.00                       100.00

225.  Voice Stream PCS Holding, LLC, Bellevue                          100.00                       100.00

226.  Omnipoint Corporation, Bellevue                                  100.00                       100.00

227.  Voice Stream GSM II Holdings, LLC, Bellevue                       50.10                       100.00
                                                                        49.90

228.  Voice Stream GSM III Holdings, LLC, Bellevue                      50.10                       100.00
                                                                        49.90

229.  Voice Stream GSM Control, LLC, Bellevue                          100.00                       100.00

230.  VoiceStream PV/SS PCS Partners L.P., Bellevue                    100.00                       100.00

231.  VS Washington Corporation, Bellevue                              100.00                       100.00

232.  VoiceStream Central Communications, Inc., Bellevue               100.00                       100.00

233.  Cook Inlet/VS GSM V PCS, LLC, Bellevue                           100.00                        50.54

234.  VoiceStream Subsidiary IV Corporation, Bellevue                  100.00                       100.00

235.  VoiceStream Subsidiary V Corporation, Bellevue                   100.00                       100.00

                                                                         Seite 8

                                                                                      SHARE
                                                                      ------------------------------------
      Name and registered office                                      indirect        direct         Group
      --------------------------                                      --------        ------        ------
                                                                          %             %              %
236.  VoiceStream PCS BTA Corporation, Bellevue                        100.00                       100.00

237.  VoiceStream PCS III Corporation, Bellevue                        100.00                       100.00

238.  VoiceStream PCS I LLC, Bellevue                                  100.00                       100.00

239.  VoiceStream PCS II Corporation, Bellevue                         100.00                       100.00

240.  PCS Wireless Systems Purchasing Corporation, Bellevue            100.00                       100.00

241.  VS Delaware LLC, Bellevue                                        100.00                       100.00

242.  VoiceStream PCS I License LLC, Bellevue                          100.00                       100.00

243.  VoiceStream PCS II License Corporation, Bellevue                 100.00                       100.00

244.  VoiceStream PCS III License Corporation, Bellevue                100.00                       100.00

245.  VoiceStream SMR Corporation, Bellevue                            100.00                       100.00

246.  VoiceStream PCS I Iowa Corporation, Bellevue                     100.00                       100.00

247.  VoiceStream PCS LMDS Corporation, Bellevue                       100.00                       100.00

248.  VoiceStream PCS BTA I Corporation, Bellevue                      100.00                       100.00

249.  VoiceStream PCS BTA II LLC, Bellevue                             100.00                       100.00

250.  VoiceStream PCS BTA I License Corporation, Bellevue              100.00                       100.00

251.  VoiceStream PCS BTA I Subsidiary I Corporation,
      Bellevue                                                         100.00                       100.00

252.  VoiceStream PCS BTA I Subsidiary II Corporation,
      Bellevue                                                         100.00                       100.00

253.  VoiceStream PCS BTA I Subsidiary III Corporation,
      Bellevue                                                         100.00                       100.00

254.  VoiceStream Central Operating Company, Inc., Bellevue            100.00                       100.00

255.  VoiceStream Houston, Inc., Bellevue                              100.00                       100.00

256.  VoiceStream Columbus, Inc., Bellevue                             100.00                       100.00

257.  VoiceStream Tampa/Orlando, Inc., Bellevue                        100.00                       100.00

258.  VoiceStream Kansas City, Inc., Bellevue                          100.00                       100.00

259.  VoiceStream Minneapolis, Inc., Bellevue                          100.00                       100.00

260.  VoiceStream Pittsburgh General Partner, Inc.,
      Bellevue                                                         100.00                       100.00

261.  VoiceStream Pittsburgh, L.P., Bellevue                            54.00                       100.00
                                                                        46.00

262.  VoiceStream GSM I, LLC, Bellevue                                 100.00                       100.00

263.  VoiceStream GSM I Holding Company LLC, Bellevue                  100.00                       100.00

                                                                         Seite 9
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      Name and registered office                                  indirect       direct        Group
      --------------------------                                  --------       ------        ------
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
264.  VoiceStream GSM I Operating Company LLC, Bellevue             100.00                     100.00

265.  VoiceStream GSM I License Company, LLC, Bellevue              100.00                     100.00

266.  VoiceStream GSM I Holdings, LLC, Bellevue                      50.10                     100.00
                                                                     49.90

267.  Powertel Kentucky Licenses, Inc., Bellevue                    100.00                     100.00

268.  VoiceStream PV/SS PCS Holdings, L.P., Bellevue                 50.10                     100.00
                                                                     49.90

269.  Powertel Jacksonville Licenses, Inc., Bellevue                100.00                     100.00

270.  VoiceStream PV/SS PCS, L.P., Bellevue                          99.00                     100.00
                                                                      1.00

271.  VoiceStream PV/SS PCS General Partner, L.P., Bellevue         100.00                     100.00

272.  Omnipoint Finance Holding, LLC., Bellevue                     100.00                     100.00

273.  Omnipoint Finance, LLC., Bellevue                             100.00                     100.00

274.  Omnipoint PCS, Inc., Bellevue                                 100.00                     100.00

275.  Omnipoint Data Company, Inc., Bellevue                        100.00                     100.00

276.  Omnipoint CF Holdings, Inc., Bellevue                         100.00                     100.00

277.  Omnipoint Holdings, Inc., Bellevue                            100.00                     100.00

278.  Omnipoint Communications, Inc., Bellevue                       95.60                      95.60

279.  Omnipoint NY MTA License, LLC, Bellevue                       100.00                      95.60

280.  OPCS THREE LLC, Bellevue                                      100.00                     100.00

281.  Omnipoint Holdings II, LLC, Bellevue                          100.00                     100.00

282.  OPCS TWO, LLC, Bellevue                                       100.00                     100.00

283.  Omnipoint PFAS, LLC, Bellevue                                 100.00                     100.00

284.  OPCS, LLC, Bellevue                                           100.00                     100.00

285.  Omnipoint Venture Partners, LLC, Bellevue                     100.00                     100.00

286.  Omnipoint Investment, LLC, Bellevue                           100.00                     100.00

287.  Voice Stream GSM II, LLC Bellevue                             100.00                     100.00

288.  Omnipoint Communications Enterprises, L.P., Bellevue           99.00                     100.00
                                                                      1.00

289.  OPCS Philadelphia Holdings, LLC, Bellevue                     100.00                     100.00

290.  Omnipoint Atlantic City License, LLC, Bellevue                100.00                     100.00

291.  Omnipoint Dover License, LLC, Bellevue                        100.00                     100.00

292.  Omnipoint Philadelphia License, LLC, Bellevue                 100.00                     100.00
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                                                                        Seite 10

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      Name and registered office                                      indirect        direct         Group
      --------------------------                                      --------        ------        ------
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
293.  Voice Stream GSM III, LLC, Bellevue                              100.00                       100.00

294.  VoiceStream PA I, LLC, Bellevue                                  100.00                       100.00

295.  VoiceStream PA II, LLC, Bellevue                                 100.00                       100.00

296.  VoiceStream PA III, LLC, Bellevue                                100.00                       100.00

297.  Omnipoint DC License Holdings, LLC, Bellevue                     100.00                       100.00

298.  Omnipoint Holdings III, LLC, Bellevue                             99.00                       100.00
                                                                         1.00

299.  Omnipoint PCS Entrepreneurs TWO, LLC, Bellevue                   100.00                       100.00

300.  Omnipoint Midwest Holdings, LLC, Bellevue                        100.00                       100.00

301.  Omnipoint Venture Partners II, LLC, Bellevue                     100.00                       100.00

302.  Omnipoint MB Holdings, LLC, Bellevue                             100.00                       100.00

303.  Omnipoint DC-Salisbury D License, LLC, Bellevue                  100.00                       100.00

304.  Omnipoint Communications Cap Operations, LLC,
      Bellevue                                                         100.00                       100.00

305.  Omnipoint Capital Holdings, LLC, Bellevue                         75.00                       100.00
                                                                        25.00

306.  Omnipoint DC Area DE License, LLC, Bellevue                       99.00                       100.00
                                                                         1.00

307.  Omnipoint Buffalo-Olean D License, LLC, Bellevue                 100.00                       100.00

308.  Omnipoint MI/Indiana Area DE License, LLC, Bellevue              100.00                       100.00

309.  Omnipoint New England DE License, LLC, Bellevue                  100.00                       100.00

310.  Omnipoint Salina-E. Hutchinson E License, LLC,
      Bellevue                                                         100.00                       100.00

311.  Omnipoint Albany-Schenectady-Glen Falls E License,
      LLC, Bellevue                                                    100.00                       100.00

312.  Omnipoint Little Rock-El Dorado E License, LLC,
      Bellevue                                                         100.00                       100.00

313.  Omnipoint Petosky D License, LLC, Bellevue                       100.00                       100.00

314.  Omnipoint St. Louis Area DE License, LLC, Bellevue               100.00                       100.00

315.  Omnipoint Buffalo Area DE License, LLC, Bellevue                 100.00                       100.00

316.  Omnipoint New York D License, LLC, Bellevue                      100.00                       100.00

317.  Omnipoint MI/Indiana-Findlay D License, LLC, Bellevue            100.00                       100.00

318.  Omnipoint MI/Indiana-Lima D  License, LLC, Bellevue              100.00                       100.00
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                                                                        Seite 11

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                                                                      --------------------------------------
      Name and registered office                                      indirect         direct          Group
      --------------------------                                      --------         ------         ------
                                                                          %              %               %
319.  Omnipoint Boston D License, LLC, Bellevue                        100.00                         100.00

320.  Omnipoint Miami E License, LLC, Bellevue                         100.00                         100.00

321.  Powertel, Inc., Bellevue                                         100.00                         100.00

322.  Powertel Birmingham Towers, LLC, Bellevue                        100.00                         100.00

323.  Powertel Memphis Towers, LLC, Bellevue                           100.00                         100.00

324.  Powertel PCS, Inc., Bellevue                                     100.00                         100.00

325.  EWV Holding Company, Inc., Bellevue                              100.00                         100.00

326.  Powertel/Atlanta, Inc., Bellevue                                 100.00                         100.00

327.  Powertel/Birmingham, Inc., Bellevue                              100.00                         100.00

328.  Powertel/Memphis, Inc., Bellevue                                 100.00                         100.00

329.  Powertel/Kentucky, Inc., Bellevue                                100.00                         100.00

330.  Powertel/Jacksonville, Inc., Bellevue                            100.00                         100.00

331.  Eliska Wireless Ventures I, Inc., Bellevue                       100.00                         100.00

332.  Eliska Wireless Venture License Subsidiary I, LLC,
      Bellevue                                                         100.00                         100.00

333.  Powertel Atlanta Licenses, Inc., Bellevue                        100.00                         100.00

334.  Powertel Knoxville Licenses, Inc., Bellevue                      100.00                         100.00

335.  Powertel Birmingham Licenses, Inc., Bellevue                     100.00                         100.00

336.  Powertel Memphis Licenses, Inc., Bellevue                        100.00                         100.00

337.  Powertel Nashville Licenses, Inc., Bellevue                      100.00                         100.00

338.  Cook Inlet/VS GSM V PCS Holdings, LLC, Bellevue                   50.54                          50.54

339.  DETECON QingDao Consulting Co. Ltd., Beijing City                100.00                         100.00

340.  Zweite DFMG Deutsche Funkturm Vermogens-GmbH & Co.
      KG, Munster                                                      100.00                         100.00

341.  Deutsche Kabel Services GmbH & Co. KG, Bonn                      100.00                         100.00

342.  T-Mobile International Limited, London                           100.00                         100.00

343.  Kaposkabel Kft., Kaposvar (Hungary)                               25.00                          14.87

344.  DeTeKabelService Hessen GmbH & Co. KG, Bonn                      100.00                         100.00

345.  T-Mobile Online Limited, London                                  100.00                         100.00

346.  Kabeltelevizio Szolgaltato Kft., Gyor (Hungary)                  100.00                          14.87

347.  T-Mobile Limited, Borehamwood                                    100.00                         100.00

348.  KIS-ASTRASAT Kft.2), Budapest                                     25.00                          14.87
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                                                                        Seite 12

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                                                                      -----------------------------------
      Name and registered office                                      indirect       direct         Group
      --------------------------                                      --------       ------        ------
                                                                          %            %              %
349.  Nemetkabel Vagyonkezelo Rt.2), Budapest                           25.00                       14.87

350.  Global Satelliten-Beteiligungs-Management GmbH, Bonn                           100.00        100.00

351.  GSH Global Satelliten-Beteiligungs-Holding GmbH, Bonn                          100.00        100.00

352.  DT-Satelliten-Holding GmbH, Bonn                                               100.00        100.00

353.  Kabel Deutschland Management GmbH & Co. KG, Bonn                 100.00                      100.00

354.  HT-Hrvatske telekomunikacije d.d., Zagreb                                       51.00         51.00

355.  Omnipoint Facilities Network I, LLC, Bellevue                    100.00                       95.60

356.  RK Tower, s.r.o., Bratislava (Slovakia)                          100.00                       51.00

357.  Detecon International GmbH, Bonn                                 100.00                      100.00

358.  BERCOS Service- und Beratungsgesellschaft fur
      Informations- und Kommunikationstechnik mbH,
      Frankfurt/Main                                                   100.00                      100.00

359.  T-Mobile Traffic GmbH, Bonn                                      100.00                      100.00

360.  Konzum Telekabel Kft., Pecs (Hungary)                            100.00                       14.87

361.  DETECON Incorporated, Reston                                      97.50                       97.50
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                                                                        Seite 13
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                                                                      ----------------------------------
      Name and registered office                                      indirect       direct        Group
      --------------------------                                      --------       ------       ------
                                                                          %            %             %
Unconsolidated subsidiaries pursuant to Section 296 para 2 HGB

1.    T-Mobile Venture Fund GmbH & Co. KG, Bonn                         99.00                     100.00
                                                                         1.00

2.    Eutelis Consult GmbH, Ratingen                                    60.00                      60.00

3.    Deutsche Telekom gAG, Moscow                                     100.00                     100.00

4.    DeTeLine Budapest Deutsche Telekom Tavkozlesi
      Halozatok Kft., Budapest                                         100.00                     100.00

5.    CETEL B.V., Amsterdam                                                          100.00       100.00

6.    T-Systems Saar GmbH, Leinfelden-Echterdingen                     100.00                     100.00

7.    T-Systems Computer Holdings (Pty) Limited, Midrand
      (South Africa)                                                    98.00                      83.30

8.    Dritte ImmoCom Verwaltungs GmbH & Co.
      Liebknechtstrasse Liegenschafts KG,
      Frankfurt/Main                                                   100.00                     100.00

9.    Vierte ImmoCom Verwaltungs GmbH & Co.
      Karolinenstrasse Liegenschafts KG,
      Frankfurt/Main                                                    94.50          5.50       100.00

10.   Funfte ImmoCom Verwaltungs GmbH & Co.
      Konigstra(beta)e Liegenschafts KG, Eschborn                       99.00                     100.00
                                                                         1.00

11.   Sechste ImmoCom Verwaltungs GmbH & Co. Liegenschafts
      KG, Eschborn                                                      98.04                     100.00
                                                                         1.96

12.   Siebte ImmoCom Verwaltungs GmbH & Co. Liegenschafts
      KG, Eschborn                                                      98.04                     100.00
                                                                         1.96

13.   Achte ImmoCom Verwaltungs GmbH & Co. Liegenschafts
      KG, Eschborn                                                      98.04                     100.00
                                                                         1.96

14.   Neunte ImmoCom Verwaltungs GmbH & Co. Liegenschafts
      KG, Eschborn                                                      99.01                     100.00
                                                                         0.99

15.   Zehnte ImmoCom Verwaltungs GmbH & Co. Liegenschafts
      KG, Eschborn                                                      99.01                     100.00
                                                                         0.99

16.   Technicus Consultancy Sdn. Bhd., Kuala Lumpur                                  100.00       100.00

17.   Consultancy By Technicus Corporation, Cebu City                                100.00       100.00

18.   1.T-Telematik Venture Beteiligungs- GmbH (T-TVB),
      Bonn                                                             100.00                     100.00

19.   T-Online Venture Fund GmbH & Co. KG, Bonn                         99.00                      72.18
                                                                         1.00

20.   Deutsche TELEKOM Asia Pte.Ltd., Singapore                                      100.00       100.00

21.   Zeta Telekommunikationsdienste GmbH, Berlin                                     51.00        51.00
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                                                                        Seite 14
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                                                                      ----------------------------------
      Name and registered office                                      indirect       direct        Group
      --------------------------                                      --------       ------       ------
                                                                          %            %             %
22.   INI-Ventures Verwaltungsgesellschaft mbH (IVVG), Bonn            100.00                     100.00

23.   T-Systems China Ltd, Hong Kong                                   100.00                     100.00

24.   Seven's GbR Dusseldorf, Dusseldorf                                60.00                      60.00

25.   MAGYARCOM Szolgaltato Kft, Budapest                                            100.00       100.00

26.   Deutsche TELEKOM S.A. i. L., Brussels                              5.00         95.00       100.00

27.   T-Systems RIC Kft.3), Budapest                                    20.00                      91.90
                                                                        80.00

28.   Deutsche TELEKOM S.A.R.L., Paris                                               100.00       100.00

29.   ImmoCom Verwaltungs GmbH, Eschborn                               100.00                     100.00

30.   Auto.T-Online VerwaltungsGmbH, Stuttgart                          51.00                      36.67

31.   MediaBroadcast GmbH, Bonn                                                      100.00       100.00

32.   2. T-Telematik Venture Beteiligungsgesellschaft mbH
      (2.T-TVB), Bonn                                                  100.00                     100.00

33.   TAMBURO Telekommunikationsdienste GmbH, Bonn                                   100.00       100.00

34.   YAONLINE, S.L., Madrid                                           100.00                      71.90

35.   MMBG Multimedia Betriebs GmbH & Co. KG, Bonn                                    95.00        95.00

36.   Global IT Venture Fund (GITV) B.V., Amsterdam                     80.00                      80.00

37.   3. T-Venture Beteiligungsgesellschaft mbH, Bonn                  100.00                     100.00

38.   Global TIMES Ventures Administration GmbH, Bonn                  100.00                     100.00

39.   T-Venture of America, Inc., San Mateo (USA)                      100.00                     100.00

40.   Global TIMES Ventures GmbH & Co. KG, Bonn                         60.00                      60.00

41.   T-Systems RCL S.A., Lyon                                          99.96                      99.96


42.   Hessen Digital Radio GmbH, Frankfurt a.M.                         75.00                      75.00

43.   Deutsche Telekom K.K., Tokyo                                                   100.00       100.00

44.   TVG Verwaltungs GmbH, Frankfurt a.M.                             100.00                      50.10

45.   TVG Telefon- und Verzeichnisverlag GmbH & Co. KG,
      Frankfurt a.M.                                                    50.10                      50.10

46.   T-Systems Bilisim Teknolojileri Anonim Sirketi,
      Istanbul (Turkey)                                                100.00                     100.00

47.   RK transmission, s.r.o., Bratislava (Slovakia)                   100.00                      51.00

48.   T-Systems EDV GmbH, Vienna                                       100.00                     100.00

49.   Global TIMES Ventures Holding GmbH, Bonn                         100.00                      60.00

50.   Diebold Vezetesi Tancsaado kft. (Management Beratung
      GmbH), Budapest                                                   97.83                      97.83
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                                                                        Seite 15

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      Name and registered office                                      indirect       direct        Group
      --------------------------                                      --------       ------       ------
                                                                          %            %             %
51.   Co.Netz Computersysteme GmbH, Berlin                             100.00                     100.00

52.   PCM Professionelle Computersysteme Vertriebs GmbH,
      Feldkirchen                                                      100.00                     100.00

53.   Service 2000 Computerdienstleistungs GmbH,
      Feldkirchen                                                      100.00                     100.00

54.   T-Systems DSS GmbH, Vienna                                       100.00                     100.00

55.   T-Systems Nova North America, Inc., Wilmington (USA)             100.00                     100.00

56.   avanturo GmbH, Cologne (vorher: Plato)                                          50.00        50.00

57.   T-Online Holding GmbH, Darmstadt                                 100.00                      71.90

58.   T-Online Portal GmbH, Darmstadt                                  100.00                      71.90

59.   Deutsche Telekom Berkom Gesellschaft fur Forschung
      und Entwicklung von Anwendungen in der
      Telekommunikation mbH, Berlin                                    100.00

60.   T-Venture Telekom Funds Management-GmbH, Bonn                    100.00                     100.00

61.   Global TIMES Venture Asia Pte Ltd., Singapore                    100.00                     100.00

62.   T-Venture Telekom Funds Beteiligungs GmbH, Bonn                   99.60                     100.00
                                                                         0.40

63.   Deutsche Telekom, Inc., New York                                               100.00       100.00

64.   Nova Consulting Sp.z o.o., Wroclaw (Poland)                      100.00                     100.00

65.   T-Systems ITC  Philippines, Inc., Metro Manila
      (Philippines)                                                     99.99                      99.99

66.   T-Systems CIS, Moscow                                             99.86                     100.00
                                                                         0.14

67.   T-Systems Informatik GmbH, Lorrach                               100.00                     100.00

68.   T-Systems ITS Austria GmbH, Vienna                               100.00                     100.00

69.   ZODIAC Telekommunikationsdienste GmbH, Bonn                                    100.00       100.00

70.   MMBG Multimedia Betriebs Geschaftsfuhrungs-GmbH i.
      L., Bonn                                                         100.00                      95.00

71.   TROMBA Telekommunikationsdienste GmbH, Bonn                                    100.00       100.00

72.   KABELSKO DISTRIBUTIVNI SUSTAV d.d., Cakovec
      (Croatia)                                                        100.00                      51.00

73.   Deutsche Telekom S.r.l., Milan (Italy)                                         100.00       100.00

74.   Deutsche Telekom Espana, S.L., Madrid (Spain)                                  100.00       100.00

75.   Deutsche TELEKOM Ltd., London                                                  100.00       100.00

76.   HT Mobilne Telekomunicacije d.o.o., Zagreb                       100.00                      51.00

77.   IBS Internet Business Solutions GmbH, Leinfelden-
      Echterdingen (Stuttgart)                                         100.00                     100.00
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                                                                        Seite 16
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                                                                      ------------------------------------
      Name and registered office                                      indirect        direct         Group
      --------------------------                                      --------        ------        ------
                                                                          %             %              %
Associated companies included at equity

1.    Eucom Gesellschaft fur Telekommunikations-
      Mehrwertdienste mbH, i.L., Saarbrucken                                           50.00         50.00

2.    Cook Inlet/VS GSM VI PCS Holdings, LLC, Bellevue                  83.65                        83.65

3.    DANET - Gesellschaft fur Beratung und
      Softwareentwicklung mit beschrankter Haftung,
      Weiterstadt                                                                      30.00         30.00

4.    CETECOM ICT Services GmbH, Saarbrucken                            26.00                        26.00

5.    DETECON Al Saudia Co. Ltd. (DETASAD), Riyadh                      46.50                        46.50

6.    RKS Niedersachsische Kabel-Servicegesellschaft mbH
      & Co. KG, Hannover                                                52.63                        52.63

7.    RKS Niedersachsische Kabel-Service-
      Beteiligungsgesellschaft mbH, Hannover                            43.80                        43.80

8.    Wireless Alliance, LLC, Alexandira                                30.00                        30.00

9.    Iowa Wireless Holding Company, Urbandale                          38.00                        38.00

10.   Microcell Telecommunications, Inc., Montreal                      15.00                        15.00

11.   Tienda PC Online IT Store S.L., Madrid                            50.00                        35.95

12.   RANN B.V., Rijswijk, Netherlands                                  50.00                        50.00

13.   Kabel-Service Berlin GmbH, Berlin                                 24.00                        24.00

14.   Kabelfernsehen Munchen Servicenter GmbH -
      Beteiligungsgesellschaft, Munich                                  24.00                        24.00

15.   Kabelfernsehen Munchen Servicenter GmbH & Co. KG,
      Munich                                                            30.22                        30.22

16.   PTC, Polska Telefonia Cyfrowa Sp.z o.o., Warsaw                   22.50                        49.00
                                                                        22.50
                                                                         4.00

17.   Universal Communication Platform AG, Zurich                       47.59                        47.59

18.   Korporation Podlipki gAG, Kaliningrad                             30.00                        30.00

19.   Eronet, Pokretne komunikacije d.o.o., Mostar
      (Republic of Bosnia and Herzegovina)                              49.00                        24.99

20.   Callahan Baden-Wurttemberg GmbH, Cologne                          40.00                        40.00

21.   Hunsat Egyesules, Budapest                                        50.00                        29.75

22.   CTDI Nethouse Services GmbH, Malsch                                              49.00         49.00

23.   DT-FT Italian Holding GmbH, Bonn                                                 50.00         50.00

24.   Magyar-RTL Televizio Rt., Budapest                                25.00                        14.87

25.   Budakalasz KTV Kft., Budakalasz                                   25.00                        14.87

26.   Mori-Telefon Kft., Mor                                            49.00                        29.15
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                                                                        Seite 17
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      Name and registered office                                      indirect       direct        Group
      --------------------------                                      --------       ------       ------
                                                                          %            %             %
27.   Bild.T-Online.de AG & Co. KG, Berlin                              37.00                      26.60

28.   Asiacom Philippines, Inc., Makati City, Manila                    20.00                      20.00

29.   StarMobility GmbH, Leinfelden-Echterdingen                        49.00                      35.23

30.   Group 4 Matavor Tavfelugyeleti es Bizt. Rt., Budapest             50.00                      29.75

31.   DDG Gesellschaft fur Verkehrsdaten mbH, Dusseldorf                50.00                      50.00

32.   Fomento Musical S.L., Barcelona                                   50.00                      35.95

33.   Fokusz Online Rt., Budapest                                       50.00                      29.75

34.   MTS, OJSC  Mobile TeleSystems, Moscow                             36.20                      36.20

35.   ISH Invest-Sviaz-Holding Joint Stock Company, Moscow              49.00                      49.00

36.   GSM Facilities, LLC, Bellevue                                     25.60                      24.47

37.   Virgin Mobile Telecoms Limited, London                            50.00                      50.00

38.   Toll Collect GbR, Berlin                                                        45.00        45.00

39.   Interactive Media CCSP AG, Hamburg                                50.00                      35.95

40.   Booxtra Verwaltungs GmbH, Augsburg                                25.00                      17.98

41.   Booxtra GmbH & Co.KG, Augsburg                                    25.00                      17.98

42.   comdirect bank Aktiengesellschaft, Quickborn                      21.35                      15.35

43.   Toll Collect GmbH, Berlin                                                       45.00        45.00

44.   Callahan Nordrhein-Westfalen GmbH, Cologne                        45.00                      45.00

45.   iesy Holdings GmbH, Weiterstadt                                   35.00                      35.00

46.   UCP Mitarbeiterbeteiligungs AG, Zurich                            50.09                      50.09
                                                                                                  company

47.   EuroTel Bratislava, a.s., Bratislava                              53.26                      27.16
                                                                                                  company

48.   ABS Line Multimedia, S.L., Madrid                                 47.50                      34.15

49.   Hrvatska posta i telekomunikacije d.o.o., Mostar
      (Republic of Bosnia and Herzegovina)                              30.29                      15.45
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                                                                        Seite 18
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                                                                      ----------------------------------
      Name and registered office                                      indirect       direct        Group
      --------------------------                                      --------       ------       ------
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
Other investments in related companies

1.    Celcom (Malaysia) Sdn.Bhd., Kuala Lumpur (Malaysia)                7.99                       7.99

2.    VocalTec Communications Ltd., Herzleliya                                        19.97        19.97

3.    Deutscher Adressbuchverlag fur Wirtschaft und
      Verkehr GmbH, Rossdorf                                            25.10                      25.10

4.    Atypisch stille Beteiligung am Deutschen
      Adressbuchverlag fur Wirtschaft und Verkehr GmbH,
      Rossdorf                                                          25.10                      25.10

5.    Globe Telecom, Inc., Metro Manila                                 10.87                      10.87

6.    NPI-Omnipoint Wireless, Travers City                              20.00                      20.00

7.    Deutsche Datenrundfunk Studien- und
      Entwicklungsgesellschaft mbH, Oberhausen                                        22.50        22.50

8.    DIAL - The Israeli Co. for International
      Communications Services Ltd., Tel Aviv                                          22.82        22.82

9.    INI-Ventures GmbH & Co. Beteiligungs KG (IVBG), Bonn              45.03                      45.03

10.   CT-Beteiligungsverwaltungsgesellschaft mbH, Bonn                  50.00                      50.00

11.   Bonn-Innova Verwaltungsgesellschaft mbH, Bonn                     50.00                      50.00

12.   Bonn-Innova GmbH & Co. Venture-Beteiligungs KG
      (BIVB), Bonn                                                      25.00                      25.00

13.   Digital Radio Saar GmbH, Saarbrucken                              45.00                      45.00

14.   Alfabet Meta-Modeling AG, Berlin                                   9.63                       9.63

15.   e-fellows.net GmbH & Co. KG, Munich                                             33.33        33.33

16.   EURESCOM-European Institute for Research and
      Strategic Studies in Telecommunications-GmbH,
      Heidelberg                                                                      14.98        14.98




17.   Telesens KSCL AG i.L., Cologne                                    24.69                      25.92
                                                                         1.23

18.   S.Punkt Gesellschaft fur Software mbH i.L., Aachen                48.51                      48.51

19.   NaWoTec GmbH, Rossdorf                                            23.78                      23.78

20.   DSPecialists Gesellschaft fur innovative
      Signalverarbeitung mbH, Berlin                                    48.50                      48.50

21.   Konstanz.de Internet Verwaltungs GmbH, Konstanz                                 25.00        25.00

22.   Konstanz.de Internet GmbH & Co. KG, Konstanz                                    25.00        25.00

23.   IT Immobilienbeteiligungsgesellschaft mbH, Bonn                   47.00                      50.00
                                                                         3.00

                                                                        Siete 19

                                                                                     SHARE
                                                                      ----------------------------------
      Name and registered office                                      indirect       direct        Group
      --------------------------                                      --------       ------       ------
                                                                          %            %             %
24.   Bayern Digital Radio GmbH, Munich                                 45.00                      45.00

25.   KABELCOM Braunschweig Gesellschaft fur
      Breitbandkabel-Kommunikation mit beschrankter
      Haftung, Braunschweig                                                           24.00        24.00

26.   KABELCOM Wolfsburg Gesellschaft fur
      Breitbandkabel-Kommunikation mit beschrankter
      Haftung, Wolfsburg                                                              24.00        24.00

27.   PrimaCom Osnabruck Beteiligungs-GmbH, Osnabruck                                 24.00        24.00

28.   Electrocycling GmbH, Goslar                                                     25.50        25.50

29.   Electrocycling Anlagen GmbH, Goslar                                             25.00        25.00

30.   Sylt Vierundvierzigste Vermogensverwaltungs AG,
      Berlin                                                            37.00                      26.60

31.   ARGE Warmelieferung und Anlagencontracting Koblenzer
      Schulen, Koblenz                                                  50.00                      50.00

32.   e-fellows.net Verwaltungs-GmbH, Munich                                          33.33        33.33

33.   digame.de GmbH, Cologne                                           48.51                      48.51

34.   Digital Radio Sudwest GmbH, Stuttgart                             45.00                      45.00

35.   ICO Europe B.V. i.L.,'s Gravenhage                                20.00                      20.00

36.   ServiceFactory AG, Stuttgart                                      38.13                      38.13

37.   Telefonbuch-Servicegesellschaft mbH, Essen                        25.10                      28.56
                                                                         6.91

38.   Tele-Auskunft Online GmbH, Frankfurt                              25.32                      26.63
                                                                         2.62

39.   tmm Telecommunicacoes Moveis de Mocambique, LDA,
      Maputo                                                            26.00                      26.00

40.   DIGITAL RADIO WEST GmbH, Cologne                                  45.00                      45.00

41.   secunet Security Network Aktiengesellschaft, Essen                              25.00        25.00

42.   AirlT International GmbH, Frankfurt/Main                          50.00                      50.00

43.   North American GSM Alliance, LLC, London                          30.00                      30.00

44.   T-Systems Informationstechnologie EDV GmbH, Vienna                50.00                      50.00

45.   Goodex AG, Hamburg                                                21.75                      21.75

46.   SES Global S.A., Betzdorf                                          5.94                      13.15
                                                                         7.21

47.   Eutelsat S.A., Paris                                                            10.89        10.89

48.   HWW Hochstleistungsrechner fur Wissenschaft und
      Wirtschaft Betriebsgesellschaft mbH, Leinfelden-
      Echterdingen                                                      20.00                      34.98
                                                                        20.00

49.   Ukrainian-German-Dutch-Danish Joint Venture Ukrainian
      Mobile Communications (UMC), Kiev                                 16.33                      16.33

                                                                        Seite 20

                                                                                     SHARE
                                                                      ----------------------------------
      Name and registered office                                      indirect       direct        Group
      --------------------------                                      --------       ------       ------
                                                                          %            %             %
50.   NexNet GmbH, Berlin                                               48.98                      48.98

51.   Work-Center GmbH Gesellschaft fur netzwerkbasierte
      Dienstleistungen, Bremen                                          46.16                      46.16

52.   Tomondo AG i.L., Munich                                           38.59                      38.59

53.   DRN Digital Radio Nord GmbH, Hamburg                              47.00                      47.00

54.   Skyon Aktiengesellschaft i.L., Offenburg                          34.55                      34.55

55.   CargEx GmbH, Nuremberg                                            27.23                      27.23

56.   CoreMedia AG, Hamburg                                             27.53                      19.87

57.   GelbeSeiten Marketing GmbH, Hamburg                               25.10                      25.10

58.   DasOrtliche Service- und Marketinggesellschaft mbH,
      Essen                                                             25.10                      25.87
                                                                         1.53

59.   Twister Research International B.V., Rotterdam                    10.00                      10.00

60.   NetByTel.com Inc., Boca Raton (USA)                                8.14                       8.14

                                                                        Seite 21